FIRST pactrust BANCORP, INC.™

Investor Presentation

MAY 2013

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to First PacTrust Bancorp, Inc.'s ("FPTB," "First PacTrust," the "Company," "we," "us" or "our") future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the Company's pending acquisition of The Private Bank of California ("PBOC"); (ii) the outcome of any legal proceedings that may be instituted against the Company or PBOC; (iii) the inability to complete the PBOC transaction due to the failure to satisfy such transaction's conditions to completion, including the approval of the merger agreement by PBOC's shareholders; (iv) risks that the proposed PBOC transaction, or the Company's recently completed acquisitions of Beach Business Bank and Gateway Bancorp, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of the transactions and the amount of the costs, fees, expenses and charges related to the transactions; (v) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; (vi) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vii) the quality and composition of our securities portfolio; (viii) changes in general economic conditions, either nationally or in our market areas; (ix) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (x) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xi) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xiii) our ability to control operating costs and expenses; (xiv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xvi) the network and computer systems on which we depend could fail or experience a security breach; (xvii) our ability to attract and retain key members of our senior management team; (xviii) costs and effects of litigation, including settlements and judgments; (xix) increased competitive pressures among financial services companies; (xx) changes in consumer spending, borrowing and saving habits; (xxi) adverse changes in the securities markets; (xxii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxiii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiv) inability of key third-party providers to perform their obligations to us; (xxv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxvi) war or terrorist activities; and (xxvii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the reports and other documents that we file with or furnish to the SEC, including, without limitation, the risks described under "Item 1A Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2012. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

FIRST pactrust BANCORP, INC.

Additional Information About the Proposed Merger with The Private Bank of California

The information contained in the presentation materials includes certain information regarding the proposed merger of The Private Bank of California with and into Beach Business Bank, a wholly-owned subsidiary of First PacTrust, announced on August 22, 2012. First PacTrust and The Private Bank of California have filed a proxy statement/prospectus and other relevant documents with the SEC in connection with the proposed merger. Investors are advised to read the proxy statement/prospectus filed with the SEC in connection with the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The proxy statement/prospectus and other relevant materials, and any other documents First PacTrust has filed with the SEC, may be obtained free of charge at the SEC's website located at www.sec.gov.

First PacTrust and The Private Bank of California and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of First PacTrust voting securities will be set forth in the proxy statement/prospectus relating to the proposed merger when it becomes available. These presentation materials do not constitute an offer of any securities for sale.

Company Overview

Pending Transactions



First PacTrust Bancorp, Inc.
Pacific Trust Bank
Beach Business Bank
PTB Property Holdings
The Palisades Group
Residential Lending Division
The Private Bank of California

Financial Overview	
Company Name:	First PacTrust Bancorp, Inc.
Exchange	NASDAQ
Equity Ticker:	BANC
Debt Ticker:	BANCL
Index	Russell 2000
Auditor	KPMG
Market Cap:	$141.71 million
Div. and Yield:	0.48 (4.10%)
Price:	$11.89 (as of 5/6/13)
52wk Range:	$10.08 - $13.11
Avg. Vol. (3m):	57,083
Analyst Coverage:	D.A. Davidson & Company
	FIG Partners
	Keefe Bruyette & Woods
	Raymond James
	Sandler O'Neill
	Sterne Agee & Leach
	Wunderlich Securities

* Financial Overview data from yahoo.finance.com as of 5/6/2013.

FIRST pactrust BANCORP, INC.

Leadership Team



First PacTrust Bancorp
Board of Directors
Chief Executive Officer
Steven Sugarman
Internal Audit
John Mason
President, Depository Institutions
Robert Franko
Managing Director, Residential Lending
Jeff Seabold
President, The Palisades Group
Steve Kirch
General Counsel
John Grosvenor
Chief Risk Officer
David Misch*
Chief Financial Officer
Ron Nicolas
CAO, EVP, & Strategic Planning
Richard Herrin
PacTrust Bank
Chief Executive Officer
Robert Franko
Chief Efficiency Officer
Greg Sachs
Finance
Lonny Robinson
Treasury / Investment
Craig Naselow
Credit (Interim)
Ray Vadalma
Administration
Melissa Lanfre
Operation
Melissa Rickabaugh
Retail
Gaylin Anderson
Private
Richard Smith*
Business
Nick Zappia*
CLO
Chang Liu
Residential Lending
Jeff Seabold

* Effective with PBOC acquisition and closing.

Financial Overview

$ in Millions

Balance Sheet	**Q1 2013**	**Pro-Forma Q1 2013***
Cash & Deposits	$127	$130
Securities	$109	$376
Loans, Net	$1,611	$1,977
LHFS/Other	$204	$227
Total Assets	***$2,051***	***$2,710***
Deposits	$1,699	$2,280
Borrowings/Other	$164	$206
Equity	$188	$224
Total Liabilities & Equity	***$2,051***	***$2,710***

Completed successful transition to KPMG for 2012 Annual Report

$ in Thousands

Income Statement	**Q1 2013**
Total Interest Income	$19,168
Total Interest Expense	$3,809
Net Interest Income	$15,359
Provision for Loan and Lease Losses	$2,167
Net Interest Income after Provision	$13,192
Non-Interest Income	$17,927
Total Revenue	*$31,119*
Non-Interest Expense	*$29,558*
Pre-Tax Income	***$1,561***
The Private Bank of California Pre-Tax Income (est.)	*$649*
Pro-Forma Pre-Tax Income	***$2,210***

* Pro forma for The Private Bank of California acquisition net of estimated acquisition adjustments.

FIRST pactrust BANCORP, INC.

Key Banking Ratios

$ in Thousands

	PacTrust Bank				Beach Business Bank			
	Q1 2013		Q4 2012		Q1 2013		Q4 2012	
ROAA								
Average Assets	$1,434,538		$1,352,891		$323,970		$311,910	
Net Income	$3,915		$272		$794		$1,997	
ROAA	**1.11%**		**0.08%**		**0.99%**		**2.55%**	
ROAE								
Average Equity	$163,917		$162,564		$48,115		$45,200	
Net Income	$3,915		$272		$794		$1,997	
ROAE	**9.69%**		**0.67%**		**6.70%**		**17.57%**	
NIM	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield
Loans	$14,513	5.1%	$13,078	4.7%	$4,024	6.2%	$3,805	6.0%
Securities	465	1.7%	559	1.8%	34	2.5%	38	2.7%
Other Interest-Earning Assets	100	0.4%	86	0.5%	33	0.3%	40	0.4%
Total Interest Income	**$15,078**	**4.5%**	**$13,723**	**4.3%**	**$4,091**	**5.4%**	**$3,883**	**5.2%**
Deposits	$1,716	0.6%	$1,425	0.5%	$283	0.5%	$250	0.4%
FHLB Advances	55	0.5%	82	0.4%	8	0.3%	0	0.3%
Capital Lease Obligation	12	5.8%	5	4.0%	-	-	-	
Total Interest Expense	**$1,783**	**0.6%**	**$1,511**	**0.5%**	**$291**	**0.5%**	**$250**	**0.4%**
Net Interest Income	**$13,295**		**$12,212**		**$3,800**		**$3,633**	
Average Earning Assets	**$1,371,791**		**$1,287,699**		**$309,725**		**$299,570**	
NIM	**3.93%**		**3.77%**		**4.98%**		**4.82%**	

FIRST pactrust BANCORP, INC.

Strategic Growth

- First PacTrust has been successful in growing its asset base both organically as well as through opportunistic acquisitions since its recapitalization in November 2010
  - Closed acquisitions of Gateway Bancorp and Beach Business in 2012
  - Acquisition of The Private Bank of California expected to close on or before July 5, 2013
  - Acquisition of The Palisades Group expected to close in June
- Organic growth of ~30% outperforms the Company's peer group -- banks with total assets between $750mm and $10bn
- Total growth since 2010 makes First PacTrust one of the fastest growing U.S. bank holding companies in the U.S.



$904
$881
$863
$862
$835
$882
$929
$989
$1,083
$1,115
$1,670
$1,687
$2,051
$2,710*
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Pro Forma
2010
2011
2012
2013

Source: SNL Financial.
Note: YoY growth is calculated for First PacTrust and First PacTrust Pro Forma as of 2012Q3.
YoY growth is calculated for peer set and other U.S. banks and thrifts as of 2012Q2.
* Pro Forma Assets.

FIRST pactrust BANCORP, INC.

Retail Banking Locations

● Branches as of November 2010			
First Address Line	City	State	Zip Code
279 F St	Chula Vista	CA	91910
350 Fletcher Pkwy	El Cajon	CA	92020
5508 Balboa Ave	San Diego	CA	92111
16840 Bernardo Center Dr	San Diego	CA	92128
27425 Ynez Rd	Temecula	CA	92591
5030 Arlington Ave	Riverside	CA	92504
8200 Arlington Ave	Riverside	CA	92503
850 Lagoon Dr	Chula Vista	CA	91910

● Branches Established Since November 2010			
First Address Line	City	State	Zip Code
10100 Santa Monica Blvd	Los Angeles	CA	90067
18500 Von Karman Ave Ste 1100	Irvine	CA	92612
1230 Rosecrans Ave	Manhattan Beach	CA	90266
180 E Ocean Blvd	Long Beach	CA	90802
23601 Moulton Pkwy	Laguna Hills	CA	92653
18500 Von Karman Ave	Irvine	CA	92612
4146 Woodruff Ave	Lakewood	CA	90713
650 Town Center Dr	Costa Mesa	CA	92626
7877 Ivanhoe Ave	La Jolla	CA	92037
7083 Hollywood Blvd	Los Angeles	CA	90028
1880 Century Park E	Los Angeles	CA	90067
1642 W San Marcos Blvd	San Marcos	CA	92078
2635 Wilshire Blvd	Santa Monica	CA	90403
13031 Newport Ave	Tustin	CA	92780
1920 Main St	Irvine	CA	92614
18000 Studebaker Rd # 550	Cerritos	CA	90703
500 Newport Center Dr	Newport Beach	CA	92660

Current First PacTrust Footprint


Palmdale
Adelanto
Victorville
Santa Clarita
Hesperia
Apple Valley
Simi Valley
Angeles National Forest
San Bernardino National Forest
Glendale
Pasadena
San Bernardino
Ontario
Rialto
Redlands
Pomona
Riverside
Banning
Anaheim
Corona
Perris
Hemet
Long Beach
Huntington Beach
Newport Beach
Temecula
Avalon
Cleveland National Forest
Oceanside
Vista
Escondido
Carlsbad
Poway
Santee
San Diego
Chula Vista
Tijuana
Playas de Rosarito
Portico de San Antonio

Source: SNL Financial.
Note: The list of "Branches Established Since November 2010" is pro forma for announced acquisition of The Private Bank of California.

FIRST pactrust BANCORP, INC.

Loan Production Offices


Seattle
WASHINGTON
Portland
OREGON
NEVADA
Sacramento
an Francisco
Las Vegas
CALIFORNIA
Los Angeles
an Diego
ARIZONA
Phoenix

- 2012 and before
- 2013
- Pending

Pacific Trust Bank Loan Production Offices	
Albany	Oakland
Alhambra	Orange County
Aliso Viejo	Ontario
Chico	Oroville
Concord	Palm Desert
Costa Mesa	Pasadena
Encino	Petaluma
Flagstaff	Prescott
Fresno	Redding
Grants Pass	Salinas
Irvine 1	San Mateo
Irvine 2	Santa Rosa
Irvine 3	Seal beach
Klamoth Falls	Sherman Oaks
La Jolla	Sonoma
Los Angeles / Korea Town	Tustin
Lake Stevens	Ukiah
Lakewood	Visalia
Long Beach	Walnut
Medford	Westminster
Murrieta	Woodland Hills
Napa	Yuba City
Newport Beach	

FIRST pactrust BANCORP, INC.

Loan and Deposit Mix

Loan Portfolio - 2013Q1 Pro Forma

Total Loans & Leases: $2,108



CRE-Owner Occupied 7%
Other Loans 1%
Consumer Loans 1%
Multifamily 5%
C&I/SBA 10%
CRE-Investors 19%
Residential Mortgage 57%

Deposit Composition - 2013Q1 Pro Forma

Total Deposits: $2,280



Transaction 25.8%
MMDA & Savings 41.6%
Jumbo Time (>100) 27.4%
Retail Time (<100) 5.2%

- **Pacific Trust Bank:** Attractive single family residential and commercial real estate mortgage platform
- **Beach Business:** C&I and SBA expertise and lending capabilities
- **The Private Bank of California:** Private banking, small/middle market and entertainment-based lending

- Attractive deposit franchise with consolidated average cost of deposits of 0.48%.
- Launch of Preferred Account and One Account Programs driving significant deposit growth and accelerating transition to transactional deposit accounts

Source: SNL Financial.
Note: Financials pro forma for announced acquisition of The Private Bank of California.

FIRST pactrust BANCORP, INC.

Deposit Franchise

- Pacific Trust Bank – $1.4 billion with 58% in transaction accounts
- Beach Business Bank – $318 million with 87% in transaction accounts
- The Private Bank of California – $580 million with 84% transaction accounts
- Deposit base of $2.3 billion, pro forma, based in Southern California



$ In Millions
Checking
Savings
Money Market
CD
$2,000
$1,500
$1,000
$500
$0
$1,404
$223
$277
$316
$588
$286
$112
$103
$33
$38
$580
$255
$3
$231
$91
$2,273
$591
$384
$580
$718
68% Transaction
31% CD
Pacific Trust Bank
Beach Business Bank
The Private Bank of California
Combined (Pro Forma)

* As of 3/31/13.

FIRST pactrust BANCORP, INC.

Cost of Deposits – WAR

- Consolidated cost of deposits: 0.48%
  - Pacific Trust Bank: 0.58%
  - Beach Business Bank: 0.45%
  - The Private Bank of California: 0.24%
- Since December 31, 2010, the bank has reduced overall cost of deposits by 36 bps



0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.58%
0.45%
0.24%
0.48%
Pacific Trust Bank
Beach Business Bank
The Private Bank of California
Combined (Pro Forma)

Loan Portfolio

Loans
(as of March 31, 2013)



CRE-Owner Occupied 7%
Other Loans 1%
Consumer Loans 1%
Multifamily 5%
C&I/SBA 10%
CRE-Investors 19%
Residential Mortgage 57%

$ in Millions	Pro Forma FPTB
Residential Mortgage	$1,203.0
CRE-Investor	396.4
C&I/SBA	188.0
Multifamily	133.3
CRE-Owner Occupied	145.3
Other	26.4
Consumer	15.5
TOTAL	$2,107.9

Source of Loans Grown
(as of March 31, 2013)



('000's)
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Acquisition - PBOC
Acquisition - Gateway
Acquisition - Beach
Purchased Loans
Organic Growth
Initial Pacific Trust Bank
Initial Pacific Trust Bank
Dec-10
Mar-13

* Pro forma includes The Private Bank of California.

FIRST pactrust BANCORP, INC.

Credit Metrics

Ratios as of 3/31/13	Pacific Trust Bank*	Beach Business Bank*
Total Classified Loans / Total Loans	3.5%	2.4%
Total Non-Accrual plus OREO / Total Loans plus OREO	3.0%	0.7%
Total Classified Loans / Capital plus Reserves	17.7%	19.1%
Texas Ratio**	18.9%	5.1%

* All ratios based on net balances excluding purchased SFR pools.
** Non-performing assets consists of nonaccrual loans plus OREO and TDR.

FIRST pactrust BANCORP, INC.

Capital Position

Regulatory Capital Ratios

Ratio	Pacific Trust Bank Q1 2012	Pacific Trust Bank Q4 2012	Pacific Trust Bank Q1 2013	Beach Business Bank Q1 2012	Beach Business Bank Q4 2012	Beach Business Bank Q1 2013	Consolidated Q4 2012	Consolidated Q1 2013
Tier 1 Leverage	11.8%	11.2%	10.5%	11.5%	12.0%	13.4%	10.2%	9.9%
Tier 1 Risk-Based Capital	17.1%	16.3%	18.0%	13.9%	14.7%	15.4%	13.7%	14.2%
Total Risk Based Capital	18.3%	17.6%	19.3%	15.2%	15.1%	16.1%	15.0%	15.5%
TCE to TA							8.6%	7.1%

Recent Capital Raises

Structure	Amount	Date	Lead Funding Source	Type
Public Underwritten Offering	$52 million	2012	UBS and Raymond James	Debt
Public Underwritten Offering	$33 million	2012	Sandler O'Neill	Debt
Public Underwritten Offering	$27 million	2011	RW Baird & Company	Equity
Private Agreement	$32 million	2011	US Treasury	SBLF
Private Placement	$60 million	2010	Hovde Securities	Equity
Total	**$204 million**			

FIRST pactrust BANCORP, INC.

Residential Lending

MAY 2013

Organizational Structure Update


Executive Management
Head of Residential Lending
Jeff Seabold*
Corporate Support
Chief Admin Officer
Richard Herrin
Human Res.
Payroll
Facilities
Boarding
Training
Compliance Officer
Cathy Powers
Post Closing
QC
Controller
Kari Hallowell
Accounting
Dept.
General Counsel
John Madden
Head of Marketing
Neal Mendelsohn*
Chief Credit Officer
Billie Tanabe
Production & Operations
SVP Warehouse Lending
Zoila Price
Mission Hills Mortgage
Ted Ray
Executive
Admin.
SVP Portfolio Lending
Jerry Konzen
Head of Operations
Paul Lyons*
Chief Production Officer
Rick Cossano
VP Ops Manager
Judy Kesaris
Account
Executives
Mortgage Ops
Pam Kroger
IT Manager
Erik Amneus
CapMkts/Secondary
Brian Tilton
Correspondent
Wholesale
Rachel To
Retail
Lenders Direct
Mike Horn
Boarding Mgr.
Ruth Johnson
U/W Mgr.
Connie Daerr
Processing
Mgr.
Underwriting Mgr.
David Oliveri
Post Closing
Dee Benjamin
Account
Executives
Account
Executives
Regional
Manager
Loan
Originations
Funding Mgr.
Appraisal
Mgmt.
Funding/ Insuring
Marsha Boniti
Product Dev.
Kandis Knox
Area
Manager
Disclosure/ PFQC
Secondary
Edward Yee
Branch
Manager

* Messrs. Seabold, Lyons and Mendelsohn provide services under the previously announced consulting agreement with CS Financial.

FIRST pactrust BANCORP, INC.

Residential Lending Team

Business Support: RML has a robust and highly experienced corporate support team to ensure proper governance, with a focus on risk and compliance, and oversee the residential lending division.

Jeff Seabold, Head of Residential Lending (24 years mortgage experience)*

Richard Herrin, Chief Administrative Officer (24 years mortgage experience)

John Madden, General Counsel (25 years mortgage experience)

Paul Lyons, Head of Operations (24 years mortgage experience)*

Neal Mendelsohn, Head of Marketing (17 years mortgage experience)*

Kari Hallowell, SVP, Controller (10 years mortgage experience)

Cathy Powers, Compliance Officer (23 years mortgage experience)

Mortgage Operations: RML has strong business division leadership to oversee and manage the anticipated long-term growth of the residential lending division.

Ted Ray, President, Mission Hills Mortgage (18 years mortgage experience)

Rick Cossano, EVP, Chief Production Officer (35 years mortgage experience)

Billie Tanabe, SVP, Chief Credit Officer, Residential Lending (32 years mortgage experience)

Pam Kroger, SVP, Mortgage Operations (27 years mortgage experience)

Erik Amneus, SVP, Chief Technology Officer (12 years mortgage experience)

Zoila Price, SVP, Warehouse Lending (23 years mortgage experience)

Judy Kesaris, VP, Portfolio Lending Operations Manager (27 years mortgage experience)

* Messrs. Seabold, Lyons and Mendelsohn provide services under the previously announced consulting agreement with CS Financial.

FIRST pactrust BANCORP, INC.

SFR Mortgage Originations (LHFS)



Originations
$ in Millions
Revenue
$350
$300
$250
$200
$150
$100
$50
$0
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
YoY Growth = 53.9%
Q2 - 2011
Q3 - 2011
Q4 - 2011
Q1 - 2012
Q2 - 2012
Q3 - 2012
Q4 - 2012
Q1 - 2013
Originations
Revenue

FIRST pactrust BANCORP, INC.